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                                                              EXHIBIT 23.1



                              CONSENT OF KPMG LLP


The Board of Directors
PCQuote.com, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                                   /s/ KPMG LLP


Chicago
August 30, 1999